10.1  Stock  Exchange  Agreement

                            STOCK EXCHANGE AGREEMENT
                            ------------------------


     This Stock Exchange Agreement (the "Agreement"), dated as of May 25, 2001, by and among Hyperdynamics Corporation, a Delaware corporation ("HYPD"); DJX Ltd., a Belize corporation (the "Stockholder") being the sole stockholder of all of the capital stock of SCS Corporation (formerly, ASACK Corp.), a Delaware corporation ("SCS"); SCS; and J. Hamilton ("Mr. Hamilton"), being a control person of DJX and SCS.

                             R  E  C  I  T  A  L  S
                             ----------------------

     WHEREAS, the Stockholder is the record and beneficial owner of all of the capital stock of SCS, the number of presently outstanding shares of common stock of SCS being 2,000 shares, par value $.0004 per share (the "SCS Stock");

     WHEREAS, HYPD desires to acquire from the Stockholder, and the Stockholder desires to convey to HYPD, all of the issued and outstanding SCS Stock owned by the Stockholder in exchange for either:

     a) 2,725 shares of Series B Preferred Stock (the "Series B Preferred Stock" or "HYPD Stock") of HYPD, all on the terms and conditions set forth below, or

     b) 20,185,185 shares of restricted common stock as determined in Article I below.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained in this Agreement, and on the terms and subject to the conditions set forth in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:


                                  ARTICLE  I
                             EXCHANGE  OF  SHARES

     Section  1.1     SCS  Stock.  At  the  Closing  (as  defined  below),  the
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Stockholder  shall  transfer, convey and deliver to HYPD, 2,000 shares of common stock of SCS, and shall deliver to HYPD stock certificates representing the SCS Stock, duly endorsed to HYPD or accompanied by duly executed stock powers in form and substance satisfactory to HYPD.

     Section 1.2     HYPD Stock.  Within 15 days of Closing, in exchange for the
                     ----------
2,000 shares of SCS Stock transferred to HYPD, HYPD shall issue and deliver to the Stockholder either:

     a) 2,725 shares of Series B Preferred Stock as established and designated by the board of directors of HYPD, or

     b)   20,185,185  shares  ($2,725,000  divided  by  $.135  per  share)  of restricted common stock. The decision to issue series B preferred or restricted common stock shall be determined by the availability of series B preferred to be designated by a board resolution. Should the resolution not be adopted within fifteen (15) days of the execution of this document, for any reason, then the common stock will be issued.


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          The  transaction by which the transfer shall take place is referred to in this Agreement as the "Exchange". A copy of the Certificate of Designation of the HYPD Series B Preferred Stock is attached hereto as Exhibit "A", if available within the 15 day time frame established herein.

                                  ARTICLE  II
                                  THE CLOSING

     The Closing of the transactions contemplated by this Agreement (the "Closing") shall take place at 10:00 A.M. on May 31, 2001(the "Closing Date"), at the offices of HYPD, 9700 Bissonnet, Suite 1700, Houston, Texas 77036 or at such other time and place as agreed upon among the parties hereto.

                                   ARTICLE III
                        REPRESENTATIONS AND WARRANTIES OF
                    SCS, THE STOCKHOLDER AND MR. J. HAMILTON

     The SCS, the Stockholder and Mr. Hamilton hereby severally represent and warrant to HYPD as follows:

     Section  3.1     Ownership  of  the  SCS  Stock.  The  Stockholder  owns,
                      ------------------------------
beneficially and of record, 2, 000 shares of common stock of SCS Stock; except for restrictions imposed by national, federal and state securities laws, (i) such shares are owned by such Stockholder free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances; (ii) the Stockholder has the unrestricted right and power to transfer, convey and deliver full ownership of such shares without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority; and, (iii) upon the transfer of such shares to HYPD as contemplated herein, HYPD will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions.

     Section  3.2     Organization.  If the Stockholder is either a corporation,
                      ------------
limited liability company or partnership, or other business entity, it represents and warrants that it is duly organized, validly existing and in good standing under the laws of the state or nation of its incorporation or formation, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement. If the Stockholder is a corporation, limited liability company or partnership or other business entity, it is qualified as a foreign corporation, foreign limited liability company or foreign partnership or foreign business entity (which ever the case may be) and is in good standing in each jurisdiction in which the failure to qualify would have material adverse effect on the business, properties or condition (financial or otherwise) of the Stockholder.

     Section  3.3     Authorization.  If  the  Stockholder  is  a  corporation,
                      -------------
limited liability company or partnership or other business entity, then all corporate, limited liability company or partnership action on the part of the corporate, limited liability company or partnership Shareholder necessary for the authorization, execution, delivery and performance of this Agreement and the transactions contemplated hereby has been taken or will be taken prior to the Closing. All action on the part of the Stockholder necessary for the authorization, execution, delivery and performance of this Agreement by the Stockholder has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     Section  3.4     Pending  Claims.  There  is  no  claim,  suit,  action  or
                      ---------------
proceeding, whether judicial, administrative or otherwise, pending or threatened that would preclude or restrict the transfer to HYPD of the SCS Stock owned by the Stockholder or the performance of this Agreement by the Stockholder.

     Section  3.5     No  Default.   The  execution, delivery and performance of
                      -----------
this Agreement by the Stockholder does not and will not constitute a violation or default under or conflict with any contract, agreement, understanding or commitment to which such Stockholder is a party or by which such Stockholder is bound.

     Section  3.6     Acquisition  of  Stock  for  Investment.  The  Stockholder
                      ---------------------------------------
understands that the issuance of HYPD Stock will not have been registered under the Securities Act of 1933, as amended (the "Act"), or any national or state securities acts, and, accordingly, are restricted securities, and that it represents and warrants to HYPD that its present intention is to receive and hold the HYPD Stock for investment only and not with a view to the distribution or resale thereof.

     Additionally, the Stockholder understands that any sale by the Stockholder of any of the HYPD Stock received under this Agreement will, under current law, require either (a) the registration of the HYPD Stock under the Act and applicable national or state securities acts; (b) compliance with Rule 144 of the Act; or (c) the availability of an exemption from the registration requirements of the Act and applicable national or state securities acts. The Stockholder understands that HYPD has not undertaken and does not presently intend to file a Registration Statement to register the HYPD Stock to be issued to the Stockholder. The Stockholder hereby agrees to execute, deliver, furnish or otherwise provide to HYPD an opinion of counsel reasonably acceptable to HYPD prior to any subsequent transfer of the HYPD Stock, that such transfer will not violate the registration requirements of the federal or national or state securities acts. The Stockholder further agrees to execute, deliver, furnish or otherwise provide to HYPD any documents or instruments as may be reasonably necessary or desirable in order to evidence and record the HYPD Stock acquired hereby.

     To assist in implementing the above provisions, the Stockholder hereby consents to the placement of the legend, or a substantially similar legend, set forth below, on all certificates representing ownership of the HYPD Stock acquired hereby until the HYPD Stock has been sold, transferred, or otherwise disposed of, pursuant to the requirements hereof. The legend shall read substantially as follows:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES MUST BE ACQUIRED FOR INVESTMENT, ARE RESTRICTED AS TO TRANSFERABILITY, AND MAY NOT BE SOLD, , HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION AND QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

     In addition, the Stockholder consents to HYPD placing a "stop transfer notation" in its corporate records concerning the transfer of the HYPD Stock acquired by the Stockholder.

     Section  3.7     [Reserved].
                      ----------


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     Section 3.8     Stockholder Access to Information.  The Stockholder (a) has
                     ---------------------------------
been afforded the opportunity to ask questions of and receive answers from representatives of HYPD concerning the business and financial condition, properties, operations and prospects of HYPD and has asked such questions as it desires to ask and all such questions have been answered to the full satisfaction of the Stockholder; (b) has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of the transactions contemplated hereby; (c) has had an opportunity to engage and is represented by an attorney of its choice; (d) has had an opportunity to negotiate the terms and conditions of this Agreement; (e) has been given adequate time to evaluate the merits and risks of the transactions contemplated hereby; and (f) has been provided with and given an opportunity to review all current information about HYPD.

     Section  3.9     Disclosure.  No  representation  or  warranty  of  the
                      ----------
Stockholder or Mr. Hamilton contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  3.10     Indemnification  by  Stockholder  and  Mr  Hamilton.  The
                       ---------------------------------------------------
Exchange being conducted with HYPD is based, to a material degree, upon the representations and warranties of Stockholder and Mr. Hamilton as set forth and contained herein and the Stockholder and Mr. Hamilton hereby agree to indemnify and hold harmless HYPD against all damages, costs, or expenses (including reasonable attorney's fees) arising as a result of any breach of representation or warranty or omission made herein by the Stockholder or Mr. Hamilton.

     If any action is brought against HYPD in respect of which indemnity may be sought against the Stockholder pursuant to the foregoing paragraph, HYPD shall promptly notify the Stockholder and Mr. Hamilton in writing of the institution of such action (but the omission to so notify the Stockholder and Mr. Hamilton shall not relieve it from any liability that it may have to HYPD except to the extent the Stockholder and Mr. Hamilton is materially prejudiced or otherwise forfeit substantive rights or defenses by reason of such failure), and the Stockholder and Mr. Hamilton shall assume the defense of such action, including the employment of counsel to be chosen by the Stockholder and Mr. Hamilton to be reasonably satisfactory to HYPD, and payment of expenses. HYPD shall have the right to employ the Stockholder's and Mr. Hamilton's or their own counsel in any such case, but the fees and expenses of such counsel shall be at HYPD expense, unless the employment of such counsel shall have been authorized in writing by the Stockholder and Mr. Hamilton in connection with the defense of such action, or the Stockholder and Mr. Hamilton shall not have employed counsel to take charge of the defense of such action, or counsel employed by the Stockholder and Mr. Hamilton shall not be diligently defending such action, or HYPD shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Stockholder and Mr.
Hamilton, or that representation of HYPD by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case the Stockholder and Mr. Hamilton shall not have the right to direct the defense of such action on behalf of HYPD), in any of which event such fees and expenses shall be borne by the Stockholder and Mr. Hamilton. Anything in this paragraph to the contrary notwithstanding, the Stockholder and Mr. Hamilton shall not be liable for any settlement of, or any expenses incurred with respect to, any such claim or action effected without the Stockholder's and Mr. Hamilton's written consent, which consent shall not be unreasonably withheld. The Stockholder and Mr.
Hamilton shall not, without the prior written consent of HYPD effect any settlement of any proceeding in respect of which HYPD is a party and indemnity has been sought hereunder unless such settlement includes an unconditional release of HYPD from all liability on claims that are the subject matter of such proceeding.

     Section  3.11     Organization  and  Capitalization.  SCS  is a corporation
                       ---------------------------------
duly organized, validly existing and in good standing under the laws of Delaware, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing. SCS is qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on the business, properties or condition (financial or otherwise) of SCS. SCS does not have any subsidiaries or any other investments or ownership interest in any corporation, partnership, joint venture or other business enterprise, except as set forth in Schedule 3.11. The authorized capital stock of SCS consists of 100,000,000 shares of common stock, .0004 par value per share , of which 2,000 shares are validly issued and outstanding. All of such issued and outstanding shares of SCS Stock have been duly authorized and validly issued and are fully paid and non-assessable. None of the shares were issued in violation of any preemptive rights. Except as set forth in Schedule 3.11, there are no existing warrants, options, rights of first refusal, conversion rights, calls, commitments or other agreements of any character pursuant to which SCS is or may become obligated to issue any of its stock or securities. SCS has no obligation to repurchase, reacquire or redeem any of its outstanding capital stock.

     Section  3.12     Subsidiaries  SCS  has  no  subsidiaries.
                       ------------

     Section  3.13     Financial  Information.   SCS  has  delivered to HYPD the
                       ----------------------
balance sheet of SCS as of May 31, 2001, together with all accounting books, records and transactions since its inception on March 15, 2001. Such Financial Statements, including the related notes, are in accordance with the books and records of SCS and fairly present the financial position of SCS and the results of operations and changes in financial position of SCS as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles applied on a consistent basis. Except as, and to the extent reflected or reserved against in the Financial Statements, SCS, as of the date of the Financial Statements, has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise, not fully reflected or reserved against in the Financial Statements. As of the Closing Date, there will not have been any adverse change in the financial condition or other operations, business, properties or assets of SCS other than liabilities incurred in the ordinary course of business in which, in the aggregate, are not in excess of $10,000 from that reflected in the latest Financial Statements of SCS furnished to HYPD pursuant hereto.

     Section  3.14     Litigation.  There  are no actions, suits or proceedings,
                       ----------
formal or informal, pending or threatened against SCS, nor is SCS subject to any order, judgment or decree, except in all cases, whether known or unknown, for matters which, in the aggregate, would not result in a loss to SCS in excess of $10,000.

     Section  3.15     Taxes.  SCS  has filed all tax returns and reports due or
                       -----
required to be filed, and has paid all taxes, interest payments and penalties, if any, required to be paid with respect thereto. SCS has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and is not delinquent in the payment of any material tax or governmental charge of any nature.

     Section  3.16     Compliance with Laws.   SCS is, and at all times prior to
                       --------------------
the date hereof has been in compliance with all statutes, orders, rules, and regulations applicable to it or to the ownership of its assets or the operation of its business, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of SCS, and SCS has no basis to expect to receive, and has not received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation.

     Section  3.17     Books  and  Records.  The books of account, minute books,
                       -------------------
stock record books and other records of SCS, all of which have been made available to HYPD, are accurate and complete in all material respects and have been maintained in accordance with sound business practices.

     Section  3.18     Title to Properties; Encumbrances.  SCS has good title to
                       ---------------------------------
all of its properties and assets, real and personal, tangible and intangible, that are material to the condition (financial or otherwise), business, operations or prospects of SCS, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as specifically disclosed in Schedule 3.18, (ii) as disclosed in the financial statements of SCS, (iii) statutory liens not yet delinquent, and (iv) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby.

     Section  3.19     Disclosure.  No  representation  or  warranty  of  the
                       ----------
Stockholder or Mr. Hamilton contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  3.20  Insurance.  SCS  and  its  Subsidiaries  maintain  adequate
                    ---------
insurance with respect to their respective businesses and are in compliance with all material requirements and provisions thereof.

     Section  3.21  Material  Agreements;  Action.  There  are  no  material
                    -----------------------------
contracts, agreements, commitments, understandings or proposed transactions, whether written or oral, to which SCS or any of its Subsidiaries is a party or by which it is bound that involve or relate to: (i) any of their respective officers, directors, stockholders or partners or any Affiliate thereof; (ii) the sale of any of the assets of SCS or any of its Subsidiaries other than in the ordinary course of business; (iii) covenants of SCS or any of its Subsidiaries not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with SCS or any of its Subsidiaries in any line of business or in any geographical area; (iv) the acquisition by SCS or any of its Subsidiaries of any operating business or the capital stock of any other Person; (v) the borrowing of money or (vi) the expenditure of more than $10,000 in the aggregate or the performance by SCS or any Subsidiary extending for a period more than one year from the date hereof, other than in the ordinary course of business. There have been made available to HYPD and its representatives true and complete copies of all such agreements. All such agreements are in full force and effect. Neither the Company nor any of its Subsidiaries is in default under any such agreements nor is any other party to any such agreements in default thereunder in any respect.

     Section  3.22     Employee  Benefit  Plans.   SCS  is  not  a  party to any
                       ------------------------
employee  benefit  plan.

     Section  3.23     No  Pending  Transactions.  Except  for  the transactions
                       -------------------------
contemplated by this Agreement, neither SCS nor any Subsidiary is a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (i) the sale, merger, consolidation or recapitalization of SCS or any Subsidiary, (ii) the sale of all or substantially all of the assets of SCS or any Subsidiary, or (iii) a change of control of more than five percent of the outstanding capital stock of SCS or any Subsidiary.

     Section  3.24     No  Undisclosed  Liabilities.  Neither  SCS  nor  or  any
                       ----------------------------
Subsidiary has any obligation or liability (contingent or otherwise) that would be required to be reflected in the financial statements of the Company in accordance with GAAP except as reflected in SCS's Balance Sheet.

                                  ARTICLE  IV
                   LIMITATION OF LIABILITY OF CERTAIN PERSONS

     Section 33N of the Texas Securities Act, which applies to the transactions contemplated by this Agreement, limits the liability of certain persons in connection with actions or series of actions under Section 33 of the Texas
Securities Act. Specifically, Section 33N limits the liability of an attorney, an accountant, a consultant, or the firm of the attorney, accountant, or consultant (collectively, the "Person") to an amount equal to three times the fee paid by the Company or other seller to the Person for the services related to the offer of securities, unless a court finds the Person engaged in intentional wrong doing in providing the services.

                                   ARTICLE  V
                    REPRESENTATIONS  AND  WARRANTIES  OF  HYPD

     HYPD  hereby  represents  and  warrant  to  the  Stockholder  as  follows:

     Section  5.1     Organization  and  Capitalization.  HYPD  is a corporation
                      ---------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement. HYPD is qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on the business, properties or condition (financial or otherwise) of HYPD. HYPD does not have any subsidiaries or any other investments or ownership interest in any corporation, partnership, joint venture or other business enterprise, except as set forth in prior SEC filings. Immediately prior to the Closing Date the authorized capital stock of HYPD consists of (i) 50,000,000 shares of common stock, $.001 par value of which 13,966,982 shares are validly issued and outstanding at the date hereon,(ii) 1,948 Shares of Series A Preferred Stock, and, (iii) an aggregate of 2,029,515 options and warrants to purchase common stock of HYPD. All of such issued and outstanding securities shares of HYPD have been and all of the shares of HYPD Stock to be issued hereby will be, at the Closing, duly authorized and validly issued and are and will be at the Closing fully paid and non-assessable. None of the shares that were issued and none of the shares to be issued hereby will be in violation of any preemptive rights. HYPD has no obligation to repurchase, reacquire or redeem any of its outstanding capital stock.

     Section  5.2     Subsidiaries.  All of the outstanding capital stock of, or
                      ------------
other ownership interests in, each Subsidiary is owned by HYPD, directly or indirectly, free and clear of any lien or any other limitation or limitation or restriction (including restrictions on the right to vote). All outstanding shares of the capital stock of any Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are free of any preemptive rights. There are no outstanding securities of any Subsidiary convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of any Subsidiary, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating any Subsidiary to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any shares of capital stock of any Subsidiary.

     Section  5.3     Authorization.  All  corporate  action on the part of HYPD
                      -------------
necessary for the authorization, execution, delivery and performance of this Agreement by HYPD has been taken or will be taken prior to the Closing. HYPD has the requisite corporate power and authority to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by HYPD, and constitutes a valid and binding obligation of HYPD, enforceable against HYPD in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     Section  5.4     Litigation.  Except as set forth in our SEC filings, there
                      ----------
are no claims, actions, suits or proceedings, formal or informal, pending or, to the best knowledge of HYPD, threatened against HYPD, nor is HYPD subject to any order, judgment or decree, except in either case for matters which, in the aggregate, would not result in a loss to HYPD in excess of $10,000.

     Section  5.5     Taxes.   HYPD  has  filed  all federal, state or local tax
                      -----
returns and reports due or required to be filed and has paid all taxes, interest payments and penalties, if any, required to be paid with respect thereto, and has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and is not delinquent in the payment of any material tax or governmental charge of any nature.

     Section  5.6     Financial  Information.   HYPD  has  delivered  to  the
                      ----------------------
Stockholder the audited balance sheet of HYPD as of June 30, 2000, together with the related statements of income, changes in shareholder's equity and cash flow for the years then ended, including the related notes, all certified by Malone & Bailey PLLC, certified public accountants (the "Financial Statements"), and all Forms 10-QSB and 8-K since June 30, 2000. Such Financial Statements and Forms 10-QSB and 8-K, including the related notes, are in accordance with the books and records of HYPD and fairly present the financial position of HYPD and the results of operations and changes in financial position of HYPD as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles applied on a consistent basis. Except as, and to the extent reflected or reserved against in the Financial Statements, HYPD as of the date of the financial statements has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise, not fully reflected or reserved against in the Financial Statements.

     Section 5.7     Compliance with Laws.  Except as set forth in Schedule 5.7,
                     --------------------
HYPD is, and at all times prior to the date hereof has been, to the best of its knowledge, in compliance with all statutes, orders, rules, ordinances and regulations applicable to it or to the ownership of its assets or the operation of its businesses, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of HYPD and HYPD has no basis to expect, nor has received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation.

     Section  5.8     Title  to  Properties;  Encumbrances.  HYPD  has  good and
                      ------------------------------------
marketable title to all of its properties and assets, real and personal, tangible and intangible, that are material to the condition (financial or otherwise), business, operations or prospects of HYPD, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as specifically disclosed in Schedule 5.8, (ii) as disclosed in the Financial Statements of HYPD, (iii) statutory liens not yet delinquent, and (iv) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby.

     Section  5.9     Disclosure.  To  the  best  of  HYPD  knowledge,  no
                      ----------
representation or warranty of HYPD contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  5.10     No  Default.  The  execution, delivery and performance of
                       -----------
this Agreement by HYPD does not and will not constitute a violation or default under or conflict with any contract, agreement, understanding or commitment to which it is a party or by which it is bound or the Certificate of Incorporation or By-Laws of HYPD or any statute, regulation, law, ordinance, judgment, decree, writ, injunction, order or ruling of any government entity.

     Section  5.11     Pending  Claims.  There  is  no  claim,  suit,  action or
                       ---------------
proceeding, whether judicial, administrative or otherwise, pending or, to the best of HYPD's knowledge, threatened that would preclude or restrict the transfer to the Stockholder of the HYPD Stock or the performance of this Agreement by HYPD.

     Section  5.12     Insurance.  HYPD  and  its Subsidiaries maintain adequate
                       ---------
insurance with respect to their respective businesses and are in compliance with all material requirements and provisions thereof.

     Section  5.13     Employee  Benefit  Plans.   HYPD  is  not  a party to any
                       ------------------------
employee  benefit  plan.

     Section  5.14     No Pending Transactions.  Except as set forth in Schedule
                       -----------------------
5.14 and for the transactions contemplated by this Agreement, neither HYPD nor any Subsidiary is a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (i) the sale, merger, consolidation or recapitalization of HYPD or any Subsidiary, (ii) the sale of all or substantially all of the assets of HYPD or any Subsidiary, or (iii) a change of control of more than five percent of the outstanding capital stock of HYPD or any Subsidiary.

     Section 5.15     No Undisclosed Liabilities.  to the best of its knowledge,
                      --------------------------
neither HYPD nor or any Subsidiary has any obligation or liability (contingent or otherwise) that would be required to be reflected in the financial statements of the Company in accordance with GAAP except as reflected in HYPD Balance Sheet.

     Section  5.16     Indemnification  by  HYPD.  HYPD  recognizes  that  the
                       -------------------------
Exchange being conducted with the Stockholder is based, to a material degree, upon the representations and warranties of HYPD as set forth and contained herein and HYPD hereby agrees to indemnify and hold harmless the Stockholder against all damages, costs, or expenses (including reasonable attorney's fees) arising as a result of any breach of representation or warranty or omission made herein by HYPD.

     If any action is brought against HYPD, the Stockholder (the "Indemnified Parties") in respect of which indemnity may be sought against HYPD pursuant to the foregoing paragraph, the Indemnified Parties shall promptly notify HYPD in writing of the institution of such action (but the omission to so notify HYPD shall not relieve it from any liability that it may have to such Indemnified Parties except to the extent HYPD is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure), and HYPD shall assume the defense of such action, including the employment of counsel to be chosen by HYPD to be reasonably satisfactory to the Indemnified Parties, and payment of expenses. The Indemnified Parties shall have the right to employ HYPD or their own counsel in any such case, but the fees and expenses of such counsel shall be at the Indemnified Party's expense, unless the employment of such counsel shall have been authorized in writing by HYPD in connection with the defense of such action, or HYPD shall not have employed counsel to take charge of the defense of such action, or counsel employed by HYPD shall not be diligently defending such action, or the Indemnified Parties shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to HYPD, or that representation of such Indemnified Party and HYPD by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case HYPD shall not have the right to direct the defense of such action on behalf of the Indemnified Parties), in any of which event such fees and expenses shall been borne by HYPD. Anything in this paragraph to the contrary notwithstanding, HYPD shall not be liable for any settlement of, or any expenses incurred with respect to, any such claim or action effected without HYPD written consent, which consent shall not be unreasonably withheld. HYPD shall not, without the prior written consent of the Indemnified Parties effect any settlement of any proceeding in respect of which any Indemnified Parties is a party and indemnity has been sought hereunder unless such settlement includes an unconditional release of such Indemnified Parties from all liability on claims that are the subject matter of such proceeding.

                                  ARTICLE  VI
                               CLOSING;  DELIVERY

     Section  6.1(a)          Closing  Documents  of  the  Stockholder.  The
                              ----------------------------------------
obligations of HYPD to effect the transactions contemplated hereby are subject to the delivery by the Stockholder at Closing of each of the following documents:

     (i) The Stockholder shall have delivered certificates evidencing their SCS Common Stock duly endorsed for transfer by the Stockholder to HYPD as contemplated by this Agreement, in form and substance satisfactory to counsel for HYPD.

     (ii) Faxed  signatures  are valid and acceptable to execute this agreement.


      Section  6.1(b)     Closing  Documents  of  HYPD.  The  obligations of the
                          ----------------------------
Stockholder to effect the transactions contemplated hereby are subject to each of the following conditions:

     (i) HYPD shall have delivered either (i) certificates evidencing HYPD Series B Preferred Stock, duly executed for issuance by HYPD to the Stockholder as contemplated by this Agreement, in form and substance satisfactory to counsel for the Stockholder or the common stock as decided upon by Stockholder.

     Section  6.1  (c)     Conditions  to  the  Obligations  of  HYPD  and  the
                           ----------------------------------------------------
Stockholder.  The  obligations  of  HYPD  and  the  Stockholder  to  effect  the
-----------
transactions contemplated hereby are further subject to the following condition:

     (i) The Board of Directors of HYPD shall have approved and authorized the transactions and the issuance of the common stock, or the Certificate of Designation of the HYPD Series B Preferred Stock contemplated herein.

     (ii) No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced or threatened, and no investigation by any governmental or regulatory authority shall have been commenced or threatened, seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against HYPD or the Stockholder.

                                  ARTICLE  VII
           COVENANTS  OF  SCS,  THE  STOCKHOLDER  AND  MR.  HAMILTON

     Conduct of Business.  From the date hereof until the earlier of the Closing
     -------------------
Date or termination of this Agreement pursuant to Article IX, SCS shall conduct its business only in the ordinary course consistent with past practice and shall not sell, lease, pledge, dispose of, grant a license in or otherwise transfer or encumber any of its assets or properties other than in the usual and ordinary course of its business or with the prior written consent of HYPD.


                                  ARTICLE  VIII
                             ADDITIONAL  AGREEMENTS

     Access  to  Information
     -----------------------

     (a) SCS shall, and shall cause its officers, directors, employees and agents to, afford HYPD complete access at all reasonable times from the date hereof to the Closing Date, to the officers, employees, agents, properties, books, records and contracts of SCS, and shall furnish to HYPD all financial, operating and other data and information as HYPD may reasonably request.

     (b) No investigation pursuant to this Section 8.1 shall affect any representations or warranties of the parties contained herein.

                                  ARTICLE  IX
                                  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated by HYPD at any time prior to Closing.

                                  ARTICLE  X
                                  [RESERVED]


                                  ARTICLE  XI
                                 MISCELLANEOUS

     Section  11.1     Notices.   All  notices and other communications provided
                       -------
for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:

     (a)  If  to  HYPD:

          Mr.  Kent  Watts,  President
          Hyperdynamics  Corporation
          9700  Bissonnet,  Suite  1700
          Houston,  Texas  77036

          With  a  copy  to:

          Robert  D.  Axelrod
          Axelrod,  Smith  &  Kirshbaum
          5300  Memorial  Drive,  Suite  700
          Houston,  Texas  77007


    (b)  If to the Stockholder, DJX or Mr. Hamilton, to:

         4438  West  10th  Avenue
         Suite  905
         Van  Couver,  BC  V6R4R8


     All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, sent certified mail, return receipt requested, if mailed; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     Section 11.2     Assignment.  Neither this Agreement nor any of the rights,
                      ----------
interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, which consent will not be unreasonably withheld. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, personal representatives, successors and assigns.

     Section  11.3     Counterparts.  This  Agreement  may  be  executed  in any
                       ------------
number of counterparts, which taken together shall constitute one and the same instrument and each of which shall be considered an original for all purposes.

     Section  11.4     Section Headings.  The section headings contained in this
                       ----------------
Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

     Section  11.5     Entire  Agreement.  This  Agreement,  the documents to be
                       -----------------
executed hereunder and the exhibits and schedules attached hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto. All of the exhibits and schedules referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

     Section  11.6     Validity.  The  invalidity  or  unenforceability  of  any
                       --------
provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     Section  11.7     Survival.  The  respective  representations,  warranties,
                       --------
covenants and agreements set forth in this Agreement shall survive the Closing for a period of one year from the execution hereof.

     Section 11.8     Public Announcements.  The parties hereto agree that prior
                      --------------------
to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     Section  11.9     Gender.  All  personal  pronouns  used  in this Agreement
                       ------
shall include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever appropriate.

     Section  11.10     Choice of Law.  This Agreement shall be governed by, and
                        -------------
construed in accordance with, the laws of Texas without regard to principles of conflict of laws.

     Section 11.11     Costs and Expenses.  The parties shall each pay their own
                       ------------------
respective  fees  and  disbursements incurred in connection with this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed effective as of the day and year first above written.


                              Hyperdynamics  Corporation

                              By:  _____________________________________
                                        Kent  Watts,  President



                              DJX  Ltd.,

                              By:  _____________________________________
                                        J.  Hamilton,  President


                              SCS  Corporation

                              By:  _____________________________________
                                        Neil  Moore,  President



                              Mr.  J.  Hamilton

                              (Signed)  ____________________________________